                                 Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of May 1999

                     Monthly Certificateholder's Statement
                      Younkers Master Trust Series 1995-1
               Proffitt's Credit Card Master Trust Series 1998-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the
      "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

               Date of the Certificate          June 10, 1999
               Monthly Period ending:            May 31, 1999
               Determination Date               June 10, 1999
               Distribution Date                June 15, 1999

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                                                           General
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
201    Amortization Period                                                                                     No        201
202    Early Amortization Period                                                                               No        202
203    Class A Investor Amount paid in full                                                                    No        203
204    Class B Investor Amount paid in full                                                                    No        204
205    Class C Investor Amount paid in full                                                                    No        205
206    Saks Incorporated is the Servicer                                                                      Yes        206

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                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    as of the end of
                                                          as of the end of prior                      the relevant
                                                              Monthly Period                        Monthly Period
                                                          ----------------------                    ----------------
207    Series 1998-1 Investor Amount                      $           91,500,000        207(a)      $     91,500,000     207(b)
208    Class A Investor Amount                            $           67,000,000        208(a)      $     67,000,000     208(b)
209    Class B Investor Amount                            $            8,000,000        209(a)      $      8,000,000     209(b)
210    Class C Investor Amount                            $           16,500,000        210(a)      $     16,500,000     210(b)


211    Series 1998-1 Adjusted Investor Amount             $           91,500,000        211(a)      $     91,500,000     211(b)
212    Series 1998-1 Investor Amount                      $           91,500,000        212(a)      $     91,500,000     212(b)
213    Principal Account Balance                          $                    -        213(a)      $              -     213(b)

214    Class A Certificate Rate                                                                           6.43%          214
215    Class B Certificate Rate                                                                           6.61%          215
216    Class C Certificate Rate                                                                           0.00%          216
217    Weighted average interest rate for Series 1998-1                                                   5.29%          217

                                                                                                    as of the end of
                                                          as of the end of prior                      the relevant
                                                              Monthly Period                         Monthly Period
                                                          ----------------------                    ----------------
218    Series 1998-1 Investor Percentage with respect              12.46%               218(a)           12.46%          218(b)
       to Finance Charge Receivables
219      Class A                                                    9.12%               219(a)            9.12%          219(b)
220      Class B                                                    1.09%               220(a)            1.09%          220(b)
221      Class C                                                    2.25%               221(a)            2.25%          221(b)

222    Series 1998-1 Investor Percentage with respect to           12.46%               222(a)           12.46%          222(b)
       Principal
223      Class A                                                    9.12%               223(a)            9.12%          223(b)
224      Class B                                                    1.09%               224(a)            1.09%          224(b)
225      Class C                                                    2.25%               225(a)            2.25%          225(b)

226    Series 1998-1 Investor Percentage with respect to           12.46%               226(a)           12.46%          226(b)
       Default Amounts
227      Class A                                                    9.12%               227(a)            9.12%          227(b)
228      Class B                                                    1.09%               228(a)            1.09%          228(b)
229      Class C                                                    2.25%               229(a)            2.25%          229(b)

                                                                                                                         Page 1 of 4

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
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                                               Series 1998-1 Investor Distributions
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

230    The sum of the daily allocations of collections of Principal                                $             -           230
       Receivables for the relevant Monthly Period
231    Class A distribution of collections of Principal Receivables per                            $             -           231
       $1,000 of original principal amount
232    Class B distribution of collections of Principal Receivables per                            $             -           232
       $1,000 of original principal amount
233    Class C distribution of collections of Principal Receivables per                            $             -           233
       $1,000 of original principal amount
234    Class A distribution attributable to interest per $1,000 of                                 $          5.36           234
       original principal amount
235    Class B distribution attributable to interest per $1,000 of                                 $          5.51           235
       original principal amount
236    Class C distribution attributable to interest per $1,000 of                                 $             -           236
       original principal amount
237    Monthly Servicing Fee for the next succeeding Distribution Date                             $          1.67           237
       per $1,000 of original principal amount

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                                              Collections Allocated to Series 1998-1
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
       Allocations of Finance Charge Collections
       -----------------------------------------
238    Investor allocation of Finance Charge Collections during the                                $     1,928,966           238
       Collection Period pursuant to Section 4.4
239    Investment earnings during Collection Period of Series Accounts                             $             -           239
       to be treated as investor Finance Charge Collections:
240    (a) Collection Account                                                                      $             -           240
241    (b) Reserve Account                                                                         $             -           241
242    (c) Principal Account                                                                       $             -           242
243    Monthly Finance Charge Allocation prior to allocation of Shared                             $     1,928,966           243
       Finance Charge Collections (line 238 + line 239)
244    "Reserve Draw Amount" for the Distribution Date (pursuant to                                $             -           244
       Section 4.9 (b))
245    "Reserve Account Surplus" for the Distribution Date (pursuant to                            $             -           245
       Section 4.9(c))
246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                            $             -           246

247    Total allocations of Finance Charge Collections during the                                  $     1,928,966           247
       Relevant Monthly Period (sum of line 243, line 244, line 245 and line 246)

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                                             Application of Finance Charge Collections
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
248    Shared Finance Charge Collections allocated to Series 1998-1 to                             $             -           248
       cover the Total Deficiency Amount pursuant to Section 4.6
249    Class A Monthly Interest plus the amount of any previous month's                            $       359,008           249
       Class A Interest Shortfall plus any Class A Additional Interest
       (Section 4.6 (a))
250    Class B Monthly Interest plus the amount of any previous month's                            $        44,067           250
       Class B Interest Shortfall plus any Class B Additional Interest
       (Section 4.6 (a))
251    Investor Monthly Servicing Fee due for the relevant Monthly                                 $       152,500           251
       Period (Section 4.6 (c))
252    Investor Monthly Servicing Fee due but not distributed to the                               $             -           252
       Servicer for prior Monthly Periods (Section 4.6 (c))
253    Investor Default Amount (Section 4.6 (d))                                                   $       276,027           253
254    Unpaid Deposit Obligation (Section 4.6 (e))                                                 $             -           254
255    Aggregate amount of Class A Investor Charge-Offs which have not                             $             -           255
       been previously reimbursed (Section 4.6 (f))

                                                                                                                         Page 2 of 4

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
256    An amount equal to any unreimbursed reductions of the Class B                          $             -            256
       Investor Amount, if any, due to (i) Reallocated Principal
       Collections and (ii) Class B Investor Charge-Offs (Section 4.6 (f))
257    An amount equal to any unreimbursed reductions of the Class C                          $             -            257
       Investor Amount, if any, due to (i) Reallocated Principal
       Collections and (ii) Class C Investor Charge-Offs (Section 4.6 (f))
258    Excess, if any, of the Required Reserve Account Amount over the                        $             -            258
       amount on deposit in the Reserve Account (Section 4.6 (g))
259    Class C Certificate Interest accrued and unpaid in respect of the                      $             -            259
       portion of the Class C Investor Amount held by Persons other than the Servicer or its Affiliates (Section 4.6 (h))
260    Excess Spread                                                                          $     1,097,365            260

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                                                Determination of Monthly Principal
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
       During the Accumulation Period
       ------------------------------

261    Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to                      $             -            261
       the inclusion of amounts in line 262 below
262    Amounts included in calculation of Excess Spread to be included                        $             -            262
       in Collections of Principal Receivables (Section 4.6 (d),(e),(f))
263    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $             -            263
264    Controlled Deposit Amount                                                              $             -            264
265    Controlled Deposit Amount for the relevant Monthly Period during                       $             -            265
       the Accumulation Period
266    Deficit Controlled Deposit Amount for the preceding Monthly Period                     $             -            266
267    Excess of the Monthly Total Principal Allocation over the                              $             -            267
       Controlled Deposit Amount to be paid to the holder of the
       Exchangeable Transferor Certificate
268    Deficit Controlled Deposit Amount for the relevant Monthly Period                      $             -            268
269    Total amount deposited to the Principal Account                                        $             -            269

       During the Rapid Amortization Period
       --------------------------------------------
270    Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to                      $             -            270
       the inclusion of amounts in line 271 below
271    Amounts included in calculation of Excess Spread to be included                        $             -            271
       in Collections of Principal Receivables (Section 4.6 (d),(e),(f))
272    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $             -            272
273    Lesser of the Monthly Total Principal Allocation and the Adjusted                      $             -            273
       Investor Amount (Section 4.4 (c)(ii))
274    Shared Principal Collections allocable to the Series 1998-1                            $             -            274
       Certificate (to the extent the Adjusted Investor Amount exceeds the balance of the Principal Account after giving effect to line 273)
275    Total Amount deposited to the Principal Account                                        $             -            275
276    Principal Account balance after deposit to Principal Account for                       $             -            276
       relevant Monthly Period

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                                                 Reallocated Principal Collections
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
277    Reallocated Principal Collections                                                      $             -            277
278    Class C Reallocated Amount (to the extent needed to fund excess                        $             -            278
       of Total Deficiency Amount over Investor Default Amount)
279    Class B Reallocated Amount (to the extent needed to fund excess                        $             -            279
       of Total Deficiency Amount over Investor Default Amount)

                                                                                                                        Page 3 of 4

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--------------------------------------------------------------------------------
               Total Deficiency Amount and Investor Charge-Offs
--------------------------------------------------------------------------------


280    Monthly Finance Charge Allocation prior to allocation of Shared                             $1,928,966            280
         Finance Charge Collections

281    Total Monthly Payment                                                                       $  831,602            281
282      Class A Certificate Interest                                                              $  359,008            282
283      Class B Certificate Interest                                                              $   44,067            283
284      Investor Monthly Servicing Fee                                                            $  152,500            284
285      Investor Default Amount                                                                   $  276,027            285
286      Unpaid Deposit Obligation                                                                 $        -            286

287    Total Deficiency Amount prior to allocation of Shared Finance                               $        -            287
       Charge Collections (excess of line 281 over line 280)

288    Allocation of Shared Finance Charge Collections to Series 1998-1                            $        -            288
       during the Relevant Monthly Period
289      Total Deficiency Amount ("Shortfall") (Section 4.6)                                       $        -            289

290    Investor Charge-Offs                                                                        $        -            290
291      Class C Investor Charge-Offs                                                              $        -            291
292      Class B Investor Charge-Offs                                                              $        -            292
293      Class A Investor Charge-Offs                                                              $        -            293

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                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------

294    Aggregate amount of Class A Investor Charge-Offs over Class A                               $        -            294
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)

       Class B
       -------

295    Aggregate amount of Class B Investor Charge-Offs over Class B                               $        -            295
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)
296    Aggregate amount of Class B Reallocated Amounts over Class B                                $        -            296
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or allocated to the Class C Investor Amount pursuant to Section 4.11

       Class C
       -------

297    Aggregate amount of Class C Investor Charge-Offs over Class C                               $        -            297
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)
298    Aggregate amount of Class C Reallocated Amounts over Class C                                $        -            298
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)

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                                                           Pool Factors
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
299    Class A Pool Factor                                                                            100.00%            299
300    Class B Pool Factor                                                                            100.00%            300
301    Class C Pool Factor                                                                            100.00%            301

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                                                          Reserve Account
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
302    Required Reserve Account Amount (if applicable)                                                 N/A               302
303    Reserve Account Reinvestment Rate (if applicable)                                               N/A               303
304    Reserve Account balance                                                                     $         -           304


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 1999.

       Saks Incorporated, as Servicer

       By  /s/ James S. Scully
           --------------------------------
       Name:   James S. Scully
       Title:  Vice President and Treasurer

                                                                                                                         Page 4 of 4
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